                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 1, 2004:

                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                   001-16393                   74-2126120
(State of Incorporation)   (Commission File Number)         (I.R.S. Employer
                                                          Identification Number)

           2101 CITYWEST BLVD.
             HOUSTON, TEXAS                             77042-2827
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (713) 918-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 2, 2004, BMC Software, Inc. (the "Company") issued a press release announcing the election of Cosmo Santullo as its Senior Vice President - Worldwide Sales. In connection with the hiring of Mr. Santullo, the Company and Mr. Santullo entered into an Executive Employment Agreement effective November 1, 2004 (the "Agreement").

      The Agreement is substantially similar to existing agreements with the Company's CEO and other senior executive officers and provides for an annual base salary for Mr. Santullo of $425,000. In addition, he is entitled to a target annual cash bonus equal to a 150% of his annual base salary. The actual amount of any such cash bonus is based on performance. The Agreement also provides Mr. Santullo with a one-time sign-on bonus of $50,000 and an option to purchase 250,000 shares of common stock of the Company. The Agreement provides that in the case of a termination of employment by the Company without cause, as defined in the Agreement, or by Mr. Santullo for good reason, as defined in the Agreement, Mr. Santullo would be entitled to a payment equal to two years of his then current base salary and a payment equal to two times his then current cash bonus target amount. The Agreement also provides that in the event of a termination of employment without cause or for good reason within 12 months of a change of control of the Company, Mr. Santullo would be entitled to a payment equal to two years of his then current base salary and a payment equal to two times his then current cash bonus target amount, would vest fully in outstanding options and would continue to receive medical and life insurance benefits at no cost for eighteen months. In consideration of the benefits bestowed under the Agreement, it restricts competitive activities for two years after termination, prohibits disclosure of Company confidential information and prohibits solicitation of Company employees. A copy of the Agreement is filed herewith as an exhibit.

      The Company also announced on November 2, 2004 that Darroll Buytenhuys would assume the position of Senior Vice President - Worldwide Marketing & Corporate Strategy effective November 1, 2004. In connection with assuming this position, the Company and Mr. Buytenhuys entered into an amendment to Mr. Buytenhuys' existing Executive Employment Agreement effective November 1, 2004 (the "Amendment"). The Amendment provides for the new title and continuation of Mr. Buytenhuys' annual base salary of $425,000 and target annual bonus of 150% of base salary. The Amendment also acknowledges that an event which constitutes good reason, as defined in his employment agreement, has occurred as of November 1, 2004 and that the period in which Mr. Buytenhuys may terminate his employment for good reason under his agreement has been extended until December 31, 2005. A copy of the Amendment is filed herewith as an exhibit.

      From time to time, the Company awards stock options and restricted shares to its executive officers. Such awards are made pursuant to form agreements which are filed herewith as exhibits.

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9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Exhibit
-----------       -------
10.7(g)           Amendment No. 5 to Executive Employment Agreement between BMC Software, Inc. and Darroll Buytenhuys.

10.13             Executive Employment Agreement between BMC Software, Inc. and Cosmo Santullo

10.14             Form of Stock Option Agreement employed under BMC Software, Inc. 1994 Employee Incentive Plan utilized for senior executive officers.

10.15             Form of Restricted Stock Agreement employed under BMC Software, Inc. 1994 Employee Incentive Plan utilized for senior executive officers.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2004

                                        BMC SOFTWARE, INC.

                                        By: /s/ ROBERT H. WHILDEN, JR.
                                           --------------------------------
                                            Robert H. Whilden, Jr.
                                            Senior Vice President, General
                                            Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
10.7(g)           Amendment No. 5 to Executive Employment Agreement between BMC Software, Inc. and Darroll Buytenhuys.

10.13             Executive Employment Agreement between BMC Software, Inc. and Cosmo Santullo

10.14             Form of Stock Option Agreement employed under BMC Software, Inc. 1994 Employee Incentive Plan utilized for senior executive officers.

10.15             Form of Restricted Stock Agreement employed under BMC Software, Inc. 1994 Employee Incentive Plan utilized for senior executive officers.

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